Exhibit 99.1

Ready for the Future! April 2023

legal safe harbor certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. all statements other than statements of historical facts contained or incorporated herein by reference in this presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. in some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “suggests,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. however, not all forward-looking statements contain these identifying words. we caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. such factors include, among others, potential disruptions in our suppliers’ ability to source the raw materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products including delivery of product stemming from port congestion and related transportation challenges; lower levels of consumer spending in general and specific to our products or product categories; our ability to introduce new products that are successful in the marketplace; interruptions of our arrangements with third-party contract manufacturers and freight carriers that disrupt our ability to fill our customers’ orders; increases in costs or decreases in availability of finished products, product components, and raw materials; our ability to maintain or strengthen our brand recognition and reputation; the ability to forecast demand for our products accurately; our ability to continue to expand our e-commerce business; our ability to compete in a highly competitive market; our dependence on large customers; our ability to attract and retain talent; an increase of emphasis on private label products by our customers; pricing pressures by our customers; our ability to collect our accounts receivable; the potential for product recalls, product liability, and other claims or lawsuits against us; our ability to protect our intellectual property; inventory levels, both internally and in the distribution channel, in excess of demand; our ability to identify acquisition candidates, to complete acquisitions of potential acquisition candidates, to integrate acquired businesses with our business, to achieve success with acquired companies, and to realize the benefits of acquisitions in a manner consistent with our expectations; the performance and security of our information systems; our ability to comply with any applicable foreign laws or regulations and the effect of increased protective tariffs; economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearms-related products; the effect of political pressures on firearm laws and regulations; the potential impact on our business and operations from the results of federal, state, and local elections and the policies that may be implemented as a result thereof; our ability to realize the anticipated benefits of being a separate, public company; future investments for capital expenditures, liquidity and anticipated cash needs and availability; the potential for impairment charges; estimated amortization expense of intangible assets for future periods; actions of social or economic activists that could, directly or indirectly, have an adverse effect on our business; disruptions caused by social unrest, including related protests or disturbances; our assessment of factors relating to the valuation of assets acquired and liabilities assumed in acquisitions, the timing for such evaluations, and the potential adjustment in such evaluations; and, other factors detailed from time to time in our reports filed with the securities and exchange commission, including our annual report on form 10-k for the fiscal year ended april 30, 2022. american outdoor brands (nasdaq: aout)

american outdoor brands: senior team brian murphy president & ceo joined: 2016 andy fulmer chief financial officer joined: 2010 james tayon vp of marketing & product development joined: 2012 brent vulgamott vp of sales, operations, and analytics joined: 2015 liz sharp vp of investor relations joined: 2005 arturo del rio vp of human resources, chief people officer joined: 2022 previous experience previous experience previous experience previous experience previous experience previous experience introductions

AMERICAN OUTDOOR BRANDS, INC. AT A GLANCE HQ & Distribution: Columbia, MO Additional Offices: MA (Admin), Asia (WFOE) Spinoff from Former Parent Company: August 2020 NASDAQ Global Select: AOUT AOB, READY FOR THE FUTURE TTM Net Sales TTM Gross Profit Margin TTM Adjusted EBITDAS Net Debt Net Debt / Adj. EBITDAS $194.9 million 45.7% $14.2 million, or 7.3% ($11.7) million $10M debt, less $21.7M cash ~(0.8x) Net Sales Target Target Adj. EBITDAS Margin % Headquarters Fiscal Year End Employee Count $400M Mid- to High-teens Columbia, Missouri April 30 289

AOB, READY FOR THE FUTURE.

OUR BRANDS & PRODUCTS AT A GLANCE

21 Brands

We create innovative products, underneath 21 diverse brand names,[1] for consumers who are passionate about the outdoors and shooting sports.

2 Categories

Our brands operate across two (2) major product categories:

53%[2] **Outdoor Lifestyle:** fishing, camping, land management, meat processing, outdoor cooking

47%[2] **Shooting Sports:** shotgun sports, reloading, optics, hand tools, security solutions *(we do not manufacture or sell firearms)*

D&U Value Creation

Our innovative "Dock & Unlock"™ formula fuels brand growth.

We have a proven track record of creating new brands, growing existing brands, and efficiently integrating acquired brands to expand our reach into new markets.

387 Patents

We have a tremendous pipeline of disruptive new products, backed by an accelerating portfolio of patents.

In the past two years, alone, our IP portfolio has swelled by ~30% to 387 patents – filed or active – with more on the way.

This moat helps protect our future revenue and profitability.

(1) In addition to our 17 owned brands, we also license the Smith & Wesson®, M&P®, Thompson/Center Arms™, and Performance Center® brands from Smith & Wesson.
(2) Percent of TTM Net Sales ended January 31, 2023.

5

“Building authentic, lifestyle brands that help consumers make the most out of the moments that matter.”

investment considerations: ready for the future.1. engine: capable of growing net sales ~2x to $400m and ebitdas 5x to $70m+ over the next 4-5 years. 2. chassis: infrastructure complete. no new investments needed. 3. driver: the right people and culture to win. (…fueled by a strong cash position, with cash flow upside) aob, ready for the future.

AOB, READY FOR THE FUTURE.

FEW COMPANIES OFFER SUCH POTENTIAL & SIMPLICITY

1. Business capable of growing net sales ~2x to $400M and 5x EBITDAS of $70M+ over the next 4-5 years.

- Innovation engine, built.
- Leverageable Brand Lane teams in place.
- Customer & channel opportunities ripe for harvesting.

2. Infrastructure in place. No new investments needed.

- Infrastructure investments complete, ready to scale.

3. The right people and culture to win.

4. Strong cash position, with cash flow upside.

- Simple, leverageable model that is highly profitable with growth.

Note: *While we have many brands that demonstrate how "Dock & Unlock" delivers growth, today's presentation will largely draw upon BUBBA as an example, specifically, our upcoming launch of the Pro Series Smart Fish Scale.*

© 2023 American Outdoor Brands, Inc. All Rights Reserved
8

path to $400m in net sales: the road ahead we believe aob is capable of generating $400m in net sales over the next 4-5 years this potential is based upon elements within our control: our innovation pipeline, identified expansion opportunities, and infrastructure in-place. while we’re optimistic our business is capable of achieving this growth target, we are mindful there are several elements outside of our control that could impact timing, such as: consumer demand and spending patterns; health of retailers; geopolitical changes; and changes in legislation.(1) $400m $70m+ in net sales ebitdas (1) please refer to our sec filings for additional risk factors. aob, ready for the future.

Product Development Innovation engine, built.

product development: innovation engine, built pipeline built to deliver ~$200m in incremental sales provides 3-5 years of new product upside focused on large, sleepy markets, ripe for disruption talent in place, capable of executing product pipeline 40+ product designers, engineers, and software developers capable of developing 200+ new products, annually investments in equipment that accelerate time to market cumulative filed or active 60 50 40 30 20 10 12 0 accelerating patent portfolio supports incoming wave of innovation and growth 387 57 52 35 18 12 18 400 350 300 250 200 150 100 50 0 5 state-of-the-art product development labs vertically integrated with new 3d printers, cnc machines, test lab best-in-class quality team continues legacy of delivering trustworthy product protects higher asp strategy, supported by intellectual property 2017 2018 2019 2020 2021 2022 3d print lab cnc machine lab logo bar graph graphic number filed per year © 2023 american outdoor brands, inc. all rights reserved 11 bubba case study: “dock & unlock” drives innovation 1. large, attractive market, where aob has “permission to play?” fishing is a huge market (~50m u.s. participants) freshwater is the largest segment with ~40m anglers, approximately 40% more participants than golf 2. how do we gain access to freshwater? electric fillet knife became available in 2019 3. a meaningful share of freshwater fishing is “catch & release” instead of “catch & eat” freshwater tools introduced in 2020 4 where can we leverage our innovation engine to disrupt large, high visibility “catch & release” categories ignored by others? saltwater fishing: ~10m participants freshwater fishing: ~40m participants “catch & release” categories ripe for innovation? “dock” “unlock” potential innovation engine, built logo graphic © 2023 american outdoor brands, inc. all rights reserved 12 source: american sportfishing association; national golf foundation, and management estimates.

bubba case study: “dock & unlock” drives innovation ~30m anglers in the u.s. target bass species for sport, and commonly use fish weight scales to measure success fish weight scales: 1. not easy to hold 2. not high quality 3. not smart (little to no data capture, retention or analysis) innovation engine, built. logo graphic “what else could these be used for?” “how do we get one on every fishing boat?” “can a fish scale contribute to sustainability?” © 2023 american outdoor brands, inc. all rights reserved 13 source: ioutdoors.

bubba case study: “dock & unlock” drives innovation tournament-grade pro series smart fish scale opportunity: large, underserved market category lacks innovation aob has “permission to play” team in place to execute: -mechanical engineering -industrial design -electrical engineering -software engineering -app development innovation engine, built. logo graphic result: easy to hold high quality smart © 2023 american outdoor brands, inc. all rights reserved 14 bubba case study: “dock & unlock” drives innovation what does “smart” look like compete in tournaments with other anglers connect with other anglers and share catches and trips log your catches with detailed information document and save your entire day of fishing with trips the bubba pro series smart fish scale is the first of its kind to “gamify” fishing to create better anglers logo graphic 15 © 2023 american outdoor brands, inc. all rights reserved innovation engine, built.

bubba case study: “dock & unlock” drives innovation with bubba, “smart” also means “sustainable” vs. - catch weigh live well dock weigh-in release - extended “out-of-the-water” time and transport can often lead to higher levels of fish mortality - catch weigh live well dock release -reduces “out-of-the-water” time, supporting conservation and promoting sustainability innovation engine, built. logo graphic 16 © 2023 american outdoor brands, inc. all rights reserved tournament with traditional fish weight scales

Marketing Leverageable Brand Lane teams in place logo graphic marketing: leverageable brand lane teams “brand lane” teams are in place, focused on key consumer activities: - drives brand authenticity - connects products + consumers’ lifestyles - breeds consistent messaging & speed-to-market adventurer brand lane (1) product development brand management creative merchandising (highlighted earlier) advertising packaging in-store partnerships social media influencers content captures graphics support logo graphic online retailers owned websites (1) adventurer brand lane harvester brand lane marksman brand lane defender brand lane brand lane teams, in place.(1) adventurer brand lane highlighted as an example. all four brand lanes have product development, brand management, creative, and merchandising teams.18 © 2023 american outdoor brands, inc. all rights reserved bubba case study: leveraging the brand lanes adventurer brand lane team brand management logo graphic creative merchandising © 2023 american outdoor brands, inc. all rights reserved 19 brand lane teams, in place.

Go-To-Market Customer & channel opportunities ripe for harvesting logo graphic go-to-market: multiple expansion opportunities we believe aob is capable of $400m in net sales, organically; we expect our business to shift as a result:- outdoor lifestyle transitions towards ~65% of net sales (from 53% today) - doubling of international sales to 10% of net sales (from 5% today) - even split between traditional and e- commerce as we expand into new customer channels net sales by product category net sales by geography net sales by channel $400m $400m 10% (1) $400m $167m $195 (1) $167m (1) $167m $195m (1) (1) e- commerce traditional opportunities, ripe for harvesting fy20 ttm 3q23 @$400m shooting sports outdoor lifestyle fy20 ttm 3q23 @$400m domestic international fy20 ttm 3q23 @$400m 21 (1) amounts are illustrative examples of breakouts based on current management expectations 9 31 44 35 255 255 113 124 125 7 56 73 108 119 122

go-to-market: domestic & international expansion we believe future outdoor lifestyle growth will be supported by investments made at home and abroad shooting sports ttm 3q23 = $91m shooting accessories shotgun sports fishing 95% ($185m) 5% ($10m) outdoor lifestyle ttm 3q23 = $104m retail support programs land management hunting & outdoor food prep & cooking canada, eu, australia/nz canadian expansion expanded sales staff & rep force dedicated sales channel resources farm & home, diy dtc websites and e-commerce support new distribution partnerships canadian expansion dedicated sales support, tightened distribution network domestic 95% ($185m) international 5% ($10m) ttm 3q23 net sales = $195m © 2023 american outdoor brands, inc. all rights reserve 22 @ $400m = $140m @ $400m = $260m @$400m +$205m (1) amounts are illustrative examples of breakouts based on current management expectations. opportunities, ripe for harvesting +$175m +$30m © 2023 american outdoor brands, inc. all rights reserved 22 go-to-market: traditional & e-commerce expansion we believe aob’s future growth will be propelled by a strategic combination of retail and e-comm shooting sports ttm 3q23 = $91m shooting accessories shotgun sports outdoor lifestyle ttm 3q23 = $104m fishing land management hunting & outdoor food prep & cooking 56% ($109m) 50% ($200m)(1) 50% (1) ($200m)(1) opportunities, ripe for harvesting 44% ($86m) farm & home, diy retail expansion emphasis on pos and program support expanded sales staff & rep force dedicated sales channel resources dtc websites and e-commerce support, digital merchandising support, educational assets, launch support digital merchandising, educational assets, launch support (1) amounts are illustrative examples of breakouts based on current management expectations +$91m +$114m +$205m @ $400m = $260m ttm 3q23 net sales = $195m @ $400m = $140m 23 © 2023 american outdoor brands, inc. all rights reserved logo graphic bubba case study: maximizing strategic adoption traditional channel e- commerce channel tournament-grade pro series smart fish scale bubba.com app monetization opportunities, ripe for harvesting dtc sporting goods dealers coming soon pro subscription: $4.99 / month or $49.99 / year logo graphic strategic placement ensures pricing integrity and maximizes pull-through 24 © 2023 american outdoor brands, inc. all rights reserved bubba case study: illustrative recurring revenue opportunity opportunities, ripe for harvesting ~30m(1) bass anglers ~300,000 anglers ~150,000 anglers $7.5m bass anglers in u.s. assuming 1% of bass anglers purchase a bubba pro series smart fish scale and 50% subscribe to bubba’s annual pro subscription @$49.99/yr in illustrative “recurring” revenue (2) illustrative app recurring revenue model (2) % of bass anglers (30m) 2% $7.5 $15.0 $22.5 2% 3% $11.3 $22.5 $33.8 $15.0 $30.0 $45.0 4% $15.0 $30.0 $45.0 ($ in millions) 1% $3.8 $7.5 $11.3 9 31 44 35 255 255 113 124 125 7 56 73 108 119 122 25% 50% 75% (1) source: ioutdoors (2) illustrative example to demonstrate potential scalability of paid app. figures are gross of any 25 © 2023 american outdoor brands, inc. all rights reserved logo graphic

Infrastructure Investments complete, ready to scale logo graphic infrastructure: complete & ready for expansion new hq and distribution center (2019) - 632k sf provides capacity for organic growth and acquisitions new consumer-focused brand lanes (2020) -finished build-out of leverageable brand lane teams new public company infrastructure (2020) - spin created new finance, it, legal, hr, operations, and ir functions new dtc platform (2021) - completed 17 dedicated brand websites on salesforce platform new erp system (2023) - completed transition to microsoft d365 in february 2023 new analytics platform (2023) - microsoft power bi platform launched, analytics team in place aob’s former parent company currently occupies 250k sf, which will be assumed by aob in january 2024, bringing total area to 632k sf. © 2023 american outdoor brands, inc. all rights reserved investments complete, ready to scale. 27 logo graphic infrastructure: consolidations into new facility, complete investments complete, ready to scale © 2023 american outdoor brands, inc. all rights reserved 28 logo graphic fy20 & fy23)(fy23)(fy17) crimson grilla grills grilla grills bubba (fy23)

People & Culture The right people & culture to win © 2023 American Outdoor Brands, Inc. All Rights Reserved 29 logo graphic our culture: a competitive advantage values drive our culture how others view aob’s culture entrepreneurial” (top 10 customer) “visionary” (industry investment banker) “innovation” (top 10 customer) “entrepreneurial” (large aob competitor) “dedicated” (top 10 customer) the right people & culture to win.visionaries fearless relentless inquisitive ambitious collaborative © 2023 american outdoor brands, inc. all rights reserved 30 logo graphic people & culture: aligned with long-term growth strategy the right people & culture to win.1 workforce success - passion - talent - skills - values – stability 2 “dock & unlock” - innovation & ip - brand authenticity - customer service $400m 4 financial success sustainable margins – reinvestment 3 customer success - consumer adoption - brand advocates the right people & culture to win. © 2023 american outdoor brands, inc. all rights reserved 31

THE RIGHT PEOPLE & CULTURE TO WIN.

PEOPLE & CULTURE: LINKING TO "DOCK & UNLOCK" STRATEGY

Vision	**Most Desired Employer in the Communities Where We Operate**				
Goals	Hunting Talent	Harvesting Talent	Catch & Don't Release	Diversity, Equity, Inclusion	Environment, Social, Governance
Strategies	• Strategic Workforce Planning • Sourcing • Onboarding • Trainees/ Interns	• Talent Management System • Performance Management • Development program	• Employee Engagement • Succession Management • Compensation & Benefits • Employee Relations • Employee Experience	• Equal Opportunity & Employment • Health & Safety • Pay Equity • DEI Training & Development	• Business Ethics • Workforce • Community • Training (compliance)

Culture and Values:
We foster a world class culture of visionaries, fearless, relentless, inquisitive, ambitious, and collaborative players

© 2023 American Outdoor Brands, Inc. All Rights Reserved
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financials strong balance sheet, leverageable growth model, with favorable cash flow upside.33 business model: core competencies drive simplicity simple, leverageable model (one erp, lean organization) asset light (outsourced manufacturing, low capex) innovation (core competency) strong financial model, in place © 2023 american outdoor brands, inc. all rights reserved 34 financial model: increased operating leverage with growth our significant investments are behind us - new hq and distribution center - new consumer-focused brand lanes - new public company infrastructure - new dtc platform - new erp system - new analytics platform significant ebitdas contribution on path to $400m we expect ebitdas contribution of 25% - 35% on incremental net sales as we grow organically on the path to $400m in net sales, yielding total ebitdas margins in the mid-to-high teens. illustrative example $195m $300m $400m $14m $40m $70m 7.3% 13.3% 17.5% net sales adj ebitdas ttm 3q23 path to $400m net sales strong financial model, in place © 2023 american outdoor brands, inc. all rights reserved 35 balance sheet: strong, with cash flow upside balance sheet as of january 31, 2023 strong financial model, in place cash accts rec inventory other current assets long-term assets $253.2m total assets 8.6% 9.9% 41.7% 4.4% 35.4% accts payable accrued exp bank debt other liabilities equity 4.0% 5.1% 3.8% 10.1% $253.2m total liabilities + equity 77.0% © 2023 american outdoor brands, inc. all rights reserved 36 financial metrics: w/c upside & negative net debt working capital turns (1) net debt leverage (2) normalized w/c target: 2.0x+ 1.9x 1.9x 2.2x 2.8x 2.7x 2.1x 1.8x 1.8x 1.8x 1.6x 1.6x q1 fy21 q2 fy21 q3 fy21 q4 fy21 q1 fy22 q2 fy22 q3 fy22 q4 fy22 q1 fy23 q2 fy23 q3 fy23 net debt leverage 1.0 0.5 0.0 -0.5 1.0 0.2x 0.1x 0.2x -0.8x q4 fy22 q1 fy23 q2 fy23 q3 fy23 (1) working capital turns calculation: ttm net sales/(accts receivable + inventory – accts payable) (2) represents historical working capital turns, excluding pandemic-related impacts (3) net debt leverage calculation: (bank debt outstanding –cash on hand)/ttm adjusted ebitdas © 2023 american outdoor brands, inc. all rights reserved strong financial model, in place 37 capital allocation: demonstrated deployment organic growth our highest priority is to invest in our business: drives organic net sales to $400m delivers sustainable profitability yields strong returns and free cash flow meat your maker 1 ttm 3q23 net sales growth of 4.2x first year of creation 2 m&a at the same time, we will seek out m&a opportunities to supplement organic growth: applying strict criteria finding brands to “dock & unlock” maximizing roic grilla consolidation contributed towards $1.5m savings new products/categories set for launch in 2023 3 return capital to shareholders we will continually assess opportunities to return capital to shareholders: implementing opportunistic share buybacks as appropriate repurchased 2% o/s shares at avg. price of $9.29 (fytd thru jan ’23) © 2023 american outdoor brands, inc. all rights reserved 38 strong financial model, in place

m&a illustration: “dock & unlock” drives incremental ebitda illustrative acquisition target: ebitda walk demonstrated results with “dock & unlock” tuck-in range: $10m - $50m (net sales) net sales cogs variable selling & distribution fixed opex ebitda proforma ebitda (1) cost reductions through supply chain improvements, consolidating distribution into aout hq, and leveraging brand lanes net sales: expanded products and customers gross margin: improved margins with aout supply chain variable costs: consolidated logistics into columbia hq fixed opex: leveraged adventurer brand lane target ebitdas contribution: 25%+ a+b+c a b c bubba in process in process grilla (1) does not include incremental net sales from expanded products and customers © 2023 american outdoor brands, inc. all rights reserved strong financial model, in place.39

Conclusion

we’re ready for the future...innovation engine, built. leverageable brand lane teams in place. customer & channel opportunities ripe for harvesting. infrastructure investments complete, ready to scale. strong balance sheet, leverageable growth model, favorable cash flow upside. the right people and culture to win. american outdoor brands (nasdaq: aout) © 2023 american outdoor brands, inc. all rights reserved 41 thank you. american outdoor brands (nasdaq: aout) © 2023 american outdoor brands, inc. all rights reserved 42

Appendix

non-gasp financial measures in this presentation,certain non-gaap financial measures, including “non-gaap net income and “adjusted ebitdas” are presented. a reconciliation of these and other non-gaap financial measures are contained at the end of this press release. from time-to-time, the company considers and uses these non-gaap financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. the company believes it is useful for itself and the reader to review, as applicable, both (1) gaap measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) facility consolidation costs, (iv) technology implementation, (v) acquisition costs, (vi) stockholder cooperation agreement costs, (vii) income tax adjustments, (viii) interest expense, (ix) income tax benefit/expense, and (x) depreciation and amortization; and (2) the non-gaap measures that exclude such information. the company presents these non-gaap measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the company’s financial condition and results of operations. the company’s definition of these adjusted financial measures may differ from similarly named measures used by others. the company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a gaap basis. these non-gaap measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company's gaap measures. the principal limitations of these measures are that they do not reflect the company's actual expenses and maythus have the effect of inflating its financial measures on a gaap basis. american outdoor brands (nasdaq: aout) © 2023 american outdoor brands, inc. all rights reserved 44

q3 fy23 non-gaap adjusted ebitdas reconciliation american outdoor brands, inc. and subsidiaries reconciliation of gaap net income/(loss) to non-gaap adjusted ebitdas (in thousands) (unaudited) for the three months ended january 31, for the nine months ended january 31, 2023 2022 2023 2022 gaap net (loss)/income $ (2,863) $ 3,766 $ (8,188) $ 11,806 interest expense 213 68 641 167 income tax (benefit)/expense (125) 1,149 (98) 3,282 depreciation and amortization 3,894 4,164 12,115 12,550 stock compensation 1,065 920 2,900 2,336 technology implementation 543 460 1,585 1,619 acquisition costs — — 47 — facility consolidation costs 548 — 840 — stockholder cooperation agreement costs — — 1,177 — other — 22 — 40 non-gaap adjusted ebitdas $ 3,275 $ 10,549 $ 11,019 $ 31,800 adjusted ebitdas margin 6.4% 15.0% 7.4% 15.8% american outdoor brands (nasdaq: aout) © 2023 american outdoor brands, inc. all rights reserved 45

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

Q3 FY23 GAAP INCOME STATEMENT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended January 31,		For the Nine Months Ended January 31,	
	2023	2022	2023	2022
Net sales	$ 50,894	$ 70,105	$ 149,006	$ 201,633
Cost of sales	26,905	38,010	80,015	107,518
Gross profit	23,989	32,095	68,991	94,115
Operating expenses:				
Research and development	1,575	1,377	4,887	4,354
Selling, marketing, and distribution	14,522	15,627	40,226	44,490
General and administrative	10,893	10,366	32,575	31,020
Total operating expenses	26,990	27,370	77,688	79,864
Operating (loss)/income	(3,001)	4,725	(8,697)	14,251
Other income, net:				
Other income, net	226	258	1,052	1,004
Interest expense, net	(213)	(68)	(641)	(167)
Total other income, net	13	190	411	837
(Loss)/Income from operations before income taxes	(2,988)	4,915	(8,286)	15,088
Income tax (benefit)/expense	(125)	1,149	(98)	3,282
Net (loss)/income	$ (2,863)	$ 3,766	$ (8,188)	$ 11,806
Net (loss)/income per share:				
Basic	$ (0.21)	$ 0.27	$ (0.61)	$ 0.84
Diluted	$ (0.21)	$ 0.27	$ (0.61)	$ 0.82

© 2023 American Outdoor Brands, Inc. All Rights Reserved
46

q3 fy23 non-gaap income statement american outdoor brands, inc. and subsidiaries consolidated statements of operations non-gaap (in thousands, except per share data) (unaudited) for the three months ended january 31, for the nine months ended january 31, 2023 2022 2023 2022 net sales $ 50,894 $ 70,105 $ 149,006 $ 201,633 cost of sales 26,707 38,010 79,659 107,518 gross profit 24,187 32,095 69,347 94,115 operating expenses: research and development 1,575 1,377 4,887 4,354 selling, marketing, and distribution 14,522 15,627 40,226 44,490 general and administrative 5,861 5,536 17,158 16,741 total operating expenses 21,958 22,540 62,271 65,585 operating income 2,229 9,555 7,076 28,530 other income, net: other income, net 226 258 1,052 1,004 interest expense, net (213) (68) (641) (167) total other income, net 13 190 411 837 income from operations before income taxes 2,242 9,745 7,487 29,367 income tax expense 516 2,357 1,721 6,852 net income $ 1,726 $ 7,388 $ 5,766 $ 22,515 net income per share: basic $ 0.13 $ 0.53 $ 0.43 $ 1.60 diluted $ 0.13 $ 0.52 $ 0.42 $ 1.57 american outdoor brands (nasdaq: aout) © 2023 american outdoor brands, inc. all rights reserved 47 strong balance sheet supports organic growth & acquisitions balance sheet as of january 31, 2023 assets ($m) cash $21.7 other current assets 141.7 intangibles 55.0 pp&e 9.8 other assets 25.0 total assets $253.2 liabilities & equity ($m) current liabilities $24.1 bank debt 10.0 other liabilities 23.9 total liabilities $58.0 stockholders' equity $195.2 total liabilities & equity $253.2 q3 : operating cash flow ~$18m, free cash flow ~$17m  significant liquidity (up to ~$87m available capital)  $75m asset-based revolving credit facility, expandable by $15m  negative net debt leverage ratio  dry powder available for strategic acquisitions ideal acquisition criteria  “dock & unlock”tm friendly via brand lane structure  “niche to known”tm opportunity (runway for growth)  large, addressable markets  low complexity  further diversifies supply chain (1) free cash flow defined as cash flow from operations less capital expenditures american outdoor brands (nasdaq: aout) © 2023 american outdoor brands, inc. all rights reserved 48

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

DIVERSE PORTFOLIO OF 21 EARLY-STAGE CONSUMER BRANDS



Grilla
Modular Outdoor Kitchen



Schrade
Isolate Enrage



Grilla
Silverbac AT Pellet Grill



BUBBA
Fishing Rods



BUBBA
Smart Fish Scale and Fishing App



OLD TIMER
Trail Boss Hunting Knives



Hooyman
Lithium-Ion 24v Spreader



BOG
Sherpa ALL-IN-ONE Optics, Camera & Shooting Rest tripod



MEAT!
Dual-Grind Grinders



MEAT!
Butcher Knife Set


ADVENTURER
HARVESTER
DEFENDER
MARKSMAN
IN THE WILD
AT THE CAMPSITE
WATER TO PLATE
IN THE BACKYARD
ON THE LAND
AT THE RANCH
ON THE HUNT
FIELD TO TABLE
FOR TRAINING
FOR PROTECTION
FOR HERITAGE
FOR PEACE OF MIND
AT THE RANGE
IN THE SHOP
AT THE BENCH
SCHRADE IMPERIAL
ust
BUBBA
grilla grills
Hooyman
OLD TIMER
BOG
Uncle Henry
MEAT!
LASERLYTE
M&P
LOCKDOWN
CALDWELL
WHEELER
TIPTON
FRANKFORD ARSENAL



Crimson Trace
HorizonLine Rangefinding Binoculars



Smith & Wesson
Throwing Knives and Axes



Caldwell
Flash Bang Hit Indicator



Caldwell
Claymore Clay Target Thrower



Frankford Arsenal
X-10 Progressive Reloading Press



Lockdown
Securewall Organizational Systems



Crimson Trace
HRO Red Dot Sight



Lockdown
In-Plain-Sight Concealment Shelves

Frankford Arsenal
Essentials Reloading Kit





Caldwell
E-Max Shadows Pro Hearing Protection



Tipton
Ultra Gun Vise



Wheeler
F.A.T. Stix Torque Setting Tools

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc..

© 2023 American Outdoor Brands, Inc. All Rights Reserved

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AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

TWO CATEGORIES: OUTDOOR LIFESTYLE & SHOOTING SPORTS

Segment	Brand	Outdoor Lifestyle	Shooting Sports	Illustrative Products
Adventurer	BUBBA	●	○	Fillet knives, fishing rods, fishing tools, kitchen cutlery, apparel
Adventurer	grilla grills	●	○	Grills, smokers, outdoor kitchens, pellets, & accessories
Adventurer	IMPERIAL	●	○	Folding, fixed-blade knives
Adventurer	SCHRADE	●	○	Folding & fixed-blade knives, multi-tools, adventure equipment
Adventurer	ust	●	○	Tents, sleeping bags, mattress pads, camping tools and accessories
Harvester	BOG	●	○	Hunting rests, ground blinds, chairs, game cameras
Harvester	Hooyman	●	○	Land management: rakes, shovels, pruning tools, tree saws
Harvester	MEAT!	●	○	Meat grinders, slicers, dehydrators
Harvester	OLD TIMER	●	○	Folding, fixed-blade, & fillet knives
Harvester	Thompson/Center Accessories	●	○	Hunting bags & protective cases, binoculars, hunting accessories
Harvester	Uncle Henry	●	○	Folding, fixed-blade, & hunting knives
Marksman	CALDWELL	○	●	Range Gear: Shooting rests, targets, hearing & eye protection
Marksman	FRANKFORD ARSENAL	○	●	Reloading equipment
Marksman	TIPTON	○	●	Gun vises, cleaning supplies
Marksman	WHEELER	○	●	Gunsmithing and other tools
Defender	CRIMSON TRACE	○	●	Scopes, lasers, red dot sights
Defender	LASERLYTE	○	●	Laser training devices
Defender	LOCKDOWN	○	●	Vault organization, logic-enabled vault doors and security monitoring, cable locks
Defender	M&P by Smith & Wesson	◕	◔	Folding & fixed-blade knives, tools, protective gun cases
Defender	Performance Center Smith & Wesson	○	●	Gun cases and cleaning kits
Defender	Smith & Wesson	◕	◔	Folding & fixed-blade knives, tools, protective gun cases, parts kits

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc..

© 2023 American Outdoor Brands, Inc. All Rights Reserved

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